Exhibit 23(g)(ii)



December 9, 2008


FundVantage Trust
103 Bellevue Parkway
Wilmington, DE 19809

PFPC Trust Company
Bellevue Park Corporate Center
Wilmington, Delaware  19809

Re: Rule 17f-5 ("Rule 17f-5") and Rule 17f-7 ("Rule 17f-7") Under the Investment Company Act of 1940 (the "1940 Act")
         --------------------------------------------------
Dear Sirs:

Reference is made to the Subcustodial Services Agreement dated as of January 10, 1996 (the "Foreign Custody Agreement"), as amended, by and between Citibank, N.A. ("Custodian"), Citicorp and PFPC Trust Company ("PFPC") with respect to the custody of assets by Custodian for the account of PFPC on behalf of certain customers of PFPC, including those funds of FundVantage Trust as are set forth on Exhibit A hereto (each a "Fund" and collectively the "Funds"). Reference is also made to the custodian services agreement dated as of July 19, 2007 (the "Fund Custody Agreement") by and between PFPC and FundVantage Trust.

1.       Rule 17f-5

         1.1. With respect to the "Foreign Assets" (as defined in Rule 17f-5(a)(2)) in such jurisdictions as Custodian provides custody services under the Foreign Custody Agreement for a Fund, each Fund hereby delegates to Custodian and Custodian hereby accepts the delegation to it, of the obligation to serve as the Fund's "Foreign Custody Manager" (as defined in Rule 17f-5(a)(3)). As Foreign Custody Manager, Custodian shall:

               a. select "Eligible Foreign Custodians" (as defined in Rule 17f-5(a)(1)) to serve as foreign custodians and place and maintain each Fund's Foreign Assets with such Eligible Foreign Custodians;

               b. in selecting an Eligible Foreign Custodian, first determine that Foreign Assets placed and maintained in the care of the Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Foreign Assets including, without limitation, those factors set forth in Rule 17f-5(c)(l)(i)-(iv);

               c. enter into a written contract with each Eligible Foreign Custodian selected by Custodian hereunder;

               d. determine that the written contract with each Eligible Foreign Custodian will provide reasonable care for the Foreign Assets, based on the standards applicable to custodians in the relevant market and after having considered all factors relevant to the safekeeping of such Foreign Assets (including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv)), and that each such contract satisfies the requirements of Rule 17f-5(c)(2);

               e. provide written reports (i) notifying the Board of Trustees or similar governing body of FundVantage Trust (the "Board") of the placement of each Fund's Foreign Assets with a particular Eligible Foreign Custodian, such reports to be provided at such time as such Board deems reasonable and appropriate, but not less often than quarterly, and (ii) promptly notifying the Board of any material change in the arrangements with an Eligible Foreign Custodian; and

               f. have established a system to monitor (i) the appropriateness of maintaining a Fund's Foreign Assets with a particular Eligible Foreign Custodian selected hereunder and (ii) the performance of the governing contractual arrangements; it being understood, however, that in the event Custodian shall determine that the arrangement with any Eligible Foreign Custodian would no longer afford a Fund's Foreign Assets reasonable care (as defined in Section 1.1(b) above) or would no longer be governed by a written contract providing for such care, Custodian shall promptly so advise such Fund.

         Without limiting any duties set forth in the Foreign Custody Agreement, Custodian shall not be responsible for the duties described in this
         Section 1.1 with respect to any foreign securities depository or foreign clearing agency.

         1.2. In acting as a Foreign Custody Manager, Custodian shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Foreign Assets would exercise in each jurisdiction where Custodian acts as subcustodian for assets of a Fund. Custodian shall reimburse and pay each Fund for any loss or damage suffered by the Fund as a result of the performance of Custodian's duties under this Section 1 where such loss or damage results from an act of negligence or willful misconduct on the part of Custodian hereunder; provided that the liability of Custodian hereunder shall not exceed the fair market value of any loss of assets resulting from such negligence or willful misconduct, at the time of such negligence or willful misconduct. Any payment to a Fund under this Section 1.2 shall limit the Fund's right and ability to enforce any rights under the Foreign Custody Agreement for loss of such assets. Notwithstanding anything else in this document, Custodian shall not be liable to a Fund for any indirect, special, consequential or general damages or from reasons or causes beyond its control. PFPC shall be indemnified by a Fund for any damages PFPC may incur in connection with the provision by Custodian of the services set forth in this Section 1 with respect to such Fund (provided PFPC will not be indemnified for damages which are the result of PFPC's failure to comply with its liability standard of care set forth in the Fund Custody Agreement). In no event shall PFPC have responsibility or liability for any action or inaction of Custodian under Section 1 hereof.

         1.3. In acting as a Foreign Custody Manager, Custodian shall not supervise, recommend or advise PFPC or any Fund relative to the investment, purchase, sale, retention or disposition of any assets in any particular country, including with respect to prevailing country risks.

2.       Rule 17f-7

         2.1. (a) Each Fund and PFPC appoint Custodian to provide the Fund (or its duly- authorized investment manager or investment adviser) with an analysis (in form and substance as reasonably determined by Custodian) of the custody risks associated with maintaining assets with each foreign securities depository or foreign clearing agency listed on Exhibit B hereto (as the same may be changed by Custodian from time to time) in accordance with Rule 17f-7(a)(1)(i)(A). Custodian shall monitor such custody risks on a continuing basis and in such manner as Custodian deems reasonable, and shall promptly notify each applicable Fund (or its duly-authorized investment manager or investment adviser) of any adverse material changes in such risks in accordance with Rule 17f-7(a)(1)(i)(B).

                  (b) Only an entity that Custodian has determined satisfies the requirements of Rule 17f-7(b)(1) as an "Eligible Securities Depository" (as defined in Rule 17f-7(b)(1)) will be included by Custodian on Exhibit B hereto (as the same may be changed by Custodian from time to time). In such manner as Custodian deems reasonable, Custodian shall give each Fund prompt notice of any material change known to Custodian that would adversely effect Custodian's determination that an entity is an Eligible Securities Depository.

         2.2. In performing its obligations under this Section 2, Custodian may obtain information from sources Custodian believes to be reliable, but Custodian does not warrant its completeness or accuracy and has no duty to verify or confirm any such information. Custodian is not obligated to make any determination regarding whether any Eligible Securities Depository provides reasonable care for Foreign Assets or to provide any information or evaluation comparing any Eligible Securities Depository to any other securities depository or any existing or proposed standards for securities depositories.

         2.3. The Funds acknowledge that they may maintain assets only at the foreign securities depositories or foreign clearing agencies listed on Exhibit B hereto (as the same may be changed by Custodian from time to time). If a Fund maintains assets at a foreign securities depository or foreign clearing agency listed on Exhibit B (including assets maintained by the Fund at the time this document is entered into) or a Fund enters into a transaction with respect to assets that as a matter of practice are or may be maintained at a foreign securities depository or foreign clearing agency listed on Exhibit B, such action will (unless the Fund provides written notice to Custodian and PFPC specifically stating that a particular foreign securities depository or foreign clearing agency is not acceptable to it) serve as the Fund's acknowledgement that such foreign securities depository or foreign clearing agency is acceptable to it.

         2.4. Custodian shall exercise reasonable care, prudence and diligence in performing its duties pursuant to Section 2 hereof. Custodian shall reimburse and pay each Fund for any loss or damaged suffered by the Fund as a result of the performance of Custodian's duties under this Section 2 where such loss or damage results from an act of negligence or willful misconduct on the part of Custodian hereunder; provided that the liability of Custodian hereunder shall not exceed the fair market value of any loss of assets resulting from such negligence or willful misconduct, at the time of such negligence or willful misconduct. Any payment to a Fund under this Section 2.4 shall limit the Fund's right and ability to enforce any rights under the Foreign Custody Agreement for loss of such assets. Notwithstanding anything else in this document, Custodian shall not be liable to a Fund for any indirect, special, consequential or general damages or from reasons or causes beyond its control. PFPC shall be indemnified by a Fund for any damages PFPC may incur in connection with the provision by Custodian of the services set forth in this Section 2 with respect to such Fund (provided PFPC will not be indemnified for damages which are the result of PFPC's failure to comply with its liability standard of care set forth in the Fund Custody Agreement). Each Fund and PFPC agrees that PFPC's obligation to exercise reasonable care, prudence and diligence in providing for the services set forth in Section 2.1 above is satisfied by the appointment of Custodian hereunder to provide those services. In no event shall PFPC have responsibility or liability for any action or inaction of Custodian under
Section 2 hereof.

3.       General

         3.1. A. As between Custodian and PFPC, Section 7(a) of the Foreign Custody Agreement is hereby amended and restated in its entirety with respect to the Funds as follows:

                  "(a)
                  The Bank may maintain investments (including foreign currencies) for which the primary market is outside the United States (and such cash and cash equivalents as are reasonably necessary to effect transactions in such investments) (collectively, "Foreign Securities") and which are maintained hereunder in subcustody accounts which have been established by the Bank with (x) branches of "U.S. banks" as defined in Rule 17f-5 under the Investment Company Act (as effective June 12, 2000) ("Rule 17f-5") ("Branches"), or (y) foreign custodians that meet the definition of "eligible foreign custodian" under Rule 17f-5(a)(1) and which the Bank has determined are eligible to maintain assets pursuant to the requirements of Rule 17f-5 (such Branches and such foreign custodians, collectively, "Eligible Foreign Custodians"). The Bank or an Eligible Foreign Custodian is authorized to hold Foreign Securities of a particular investment portfolio of a Fund in an account with any foreign securities depository or foreign clearing agency (provided the same are "eligible securities depositories" as defined in Rule 17f-7(b)(1) under the Investment Company Act) which is listed on Exhibit B hereto (as the same may be amended from time to time), provided that the particular foreign securities depository or foreign clearing agency is acceptable for that particular investment portfolio (each such foreign securities depository or foreign clearing agency, an "Eligible Foreign Securities Depository"). Any Property held by an Eligible Foreign Custodian or Eligible Foreign Securities Depository shall be subject to applicable laws, regulations, decrees, orders, government acts, restrictions, customs, procedures and market practices (the "Laws") (i) to which such Eligible Foreign Custodian or Eligible Foreign Securities Depository is subject, (ii) as exist in the country in which such Property is held and (iii) of the country of the currency in which the Property is denominated. The Customer acknowledges that, as is normally the case with respect to deposits outside the United States, deposits with Citibank London and any other entity authorized to hold Property pursuant to this Agreement are not insured by the Federal Deposit Insurance Corporation."

                  B. As between Custodian and PFPC, the final sentence of
Section 7(b) of the Foreign Custody Agreement is hereby amended and restated in its entirety with respect to the Funds as follows:

         "Notwithstanding any of the foregoing provisions of this subsection (b) of this Section 7, the Bank's undertaking to provide to the Customer, or at the direction of the Customer to the Fund, the information referred to in this subsection (b) of this Section 7 shall neither increase the Bank's duty of care nor reduce any other entity's responsibility to determine for itself the prudence of entrusting its assets to any particular foreign securities depository."

                  C. As between Custodian and PFPC, Section 9 of the Foreign Custody Agreement is amended to insert the word "Eligible" before the words "Foreign Securities Depositories."

                  D. As between Custodian and PFPC, the fifth paragraph of
Section 4 of the Foreign Custody Agreement is hereby deleted.

         3.2. The duties of Custodian set forth herein are in addition to the duties of Custodian under the Foreign Custody Agreement.

         3.3. Notwithstanding the provisions of any arrangements between a particular Fund and PFPC or otherwise, each Fund hereby agrees that assets may be maintained with any Eligible Foreign Custodian referred to in Section 1.1 hereof and any foreign securities depository or foreign clearing agency which is acceptable to it pursuant to Section 2.3 above (without the need to comply with any notice or consent or other requirements which may be set forth in any such arrangements). PFPC will not be deemed to have chosen any such Eligible Foreign Custodians or any such foreign securities depositories or foreign clearing agencies.

         3.4. Each Fund shall be entitled to enforce its rights directly against Custodian with respect to any action or omission of Custodian taken or omitted hereunder, notwithstanding any other agreement to the contrary. If a Fund is able to effectively enforce its rights against Custodian hereunder, PFPC will not also seek to enforce such rights against Custodian under the Foreign Custody Agreement.

         3.5. This document shall apply only to the Funds on Exhibit A hereto (as the same may be amended from time to time on written agreement of Custodian, PFPC and FundVantage Trust), and shall not apply to any other customer of PFPC.



                            [Signature Page Follows]

If the foregoing corresponds to your understanding of our agreement, please indicate your acceptance by signing below.

Very truly yours,

CITIBANK, N.A.


By:      /s/ Gene T. Mohen
         --------------------------------------------------------------
Name:    Gene T. Mohen
         --------------------------------------------------------------
Title:   Director, Citi Markets & Banking, Financial Institutions Group
         --------------------------------------------------------------


Agreed and Accepted:
PFPC TRUST COMPANY


By:      /s/ Patrick Shaffer
         --------------------------------------------------------------
Name:    Patrick Shaffer
         --------------------------------------------------------------
Title:   Vice President and Senior Director
         --------------------------------------------------------------


FUNDVANTAGE TRUST, on behalf of its series listed on Exhibit A


By:      /s/ James G. Shaw
         --------------------------------------------------------------
Name:    James G. Shaw
         --------------------------------------------------------------
Title:   Treasurer and CFO
         --------------------------------------------------------------

                                    EXHIBIT A

                                  List of Funds


                          WHV International Equity Fund

                                    Exhibit B
                              Eligible Depositories

-----------------------------------------------------------------------------------------------------------
COUNTRY            DEPOSITORIES
-----------------------------------------------------------------------------------------------------------
Argentina          Caja de Valores S.A. (CDV)
-----------------------------------------------------------------------------------------------------------
Argentina          Central de Registration y de Instrumentos de Endeamiento Publico (CRYL)
-----------------------------------------------------------------------------------------------------------
Australia          Austraclear
-----------------------------------------------------------------------------------------------------------
Australia          Clearing House Electronic Sub-Register System (CHESS)
-----------------------------------------------------------------------------------------------------------
Austria            Oesterreichische Kontrollbank AG (OeKB)
-----------------------------------------------------------------------------------------------------------
Bahrain            The Clearing, Settlement and Depository System (CSD)
-----------------------------------------------------------------------------------------------------------
Bangladesh         Central Depository Bangladesh Limited
-----------------------------------------------------------------------------------------------------------
Belgium            Euronext Brussels - CIK
-----------------------------------------------------------------------------------------------------------
Belgium            National Bank of Belgium (NBB)
-----------------------------------------------------------------------------------------------------------
Bermuda            Bermuda Securities Depository (BSD)
-----------------------------------------------------------------------------------------------------------
Bosnia             Central Depository and Clearing House
-----------------------------------------------------------------------------------------------------------
Brazil             Companhia Brasileira de Liquidacao e Custodia (CBLC)
-----------------------------------------------------------------------------------------------------------
Brazil             Central of Custody and Financial Settlement of Securities (CETIP)
-----------------------------------------------------------------------------------------------------------
Brazil             Central Bank / Sestema Especial de Liquidacoa e Custodia (SELIC)
-----------------------------------------------------------------------------------------------------------
Bulgaria           Central Securities Depository AD  (CDAD)
-----------------------------------------------------------------------------------------------------------
Bulgaria           Bulgarian National Bank's Government Securities Settlement System (BNB)
-----------------------------------------------------------------------------------------------------------
Canada             Canadian Depository for Securities Ltd.
-----------------------------------------------------------------------------------------------------------
Chile              Deposito Central de Valores SA (DCV)
-----------------------------------------------------------------------------------------------------------
China              China Securities Depository and Clearing Corporation Limited
-----------------------------------------------------------------------------------------------------------
China              China Securities Depository and Clearing Corporation Limited
-----------------------------------------------------------------------------------------------------------
Colombia           Deposito Central de Valores (DCV)
-----------------------------------------------------------------------------------------------------------
Colombia           Deposito Centralizado de Valores (DECEVAL)
-----------------------------------------------------------------------------------------------------------
Costa Rica         Central de Valores de la Bolsa Nacional de Valores (CEVAL)
-----------------------------------------------------------------------------------------------------------
Croatia            Central Depository Agency Inc. - Sredisnja Depozitarna Agencija (SDA)
-----------------------------------------------------------------------------------------------------------
Croatia            Ministry of Finance (MoF)
-----------------------------------------------------------------------------------------------------------
Cyprus             Cyprus Central Depository and Central Registry (CDCR)
-----------------------------------------------------------------------------------------------------------
Czech              Czech National Bank (CNB)
-----------------------------------------------------------------------------------------------------------
Czech              Stredisko Cennych Papiru (SCP)
-----------------------------------------------------------------------------------------------------------
Denmark            Vaerdipapircentralen (VP)
-----------------------------------------------------------------------------------------------------------
Egypt              Misr for Clearing Settlement and Central Depository (MCSD)
-----------------------------------------------------------------------------------------------------------
Egypt              Bank of Egypt
-----------------------------------------------------------------------------------------------------------
Estonia            Estonian Central Depository for Securities
-----------------------------------------------------------------------------------------------------------
Euroclear          Euroclear S.A./N.V.
-----------------------------------------------------------------------------------------------------------
Finland            Finnish Central Securities Depository (APK)
-----------------------------------------------------------------------------------------------------------
France             Euroclear France
-----------------------------------------------------------------------------------------------------------
Germany            Clearstream Banking AG (Frankfurt)
-----------------------------------------------------------------------------------------------------------
Greece             Central Securities Depository SA (CSD)
-----------------------------------------------------------------------------------------------------------
Greece             Bank of Greece Securities Settlement System (BOGS)
-----------------------------------------------------------------------------------------------------------
Hong Kong          Central MoneyMarket Unit (CMU)
-----------------------------------------------------------------------------------------------------------
Hong Kong          Hong Kong Securities Clearing Company Limited (HKSCC)
-----------------------------------------------------------------------------------------------------------
Hungary            The Central Depository and Clearing House Ltd. (KELER Ltd.)
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
COUNTRY           DEPOSITORIES
----------------------------------------------------------------------------------------------------------
Iceland           Icelandic Securities Depository Limited
----------------------------------------------------------------------------------------------------------
India             National Securities Depository Limited (NSDL)
----------------------------------------------------------------------------------------------------------
India             Central Depository Services (India) Limited (CDSL)
----------------------------------------------------------------------------------------------------------
India             Reserve Bank of India (RBI)
----------------------------------------------------------------------------------------------------------
Indonesia         Penyelesaian Transaksi Pasar Uang - Bank of Indonesia (BoI)
----------------------------------------------------------------------------------------------------------
Indonesia         PK Kustodia Sentral Efek Indonesia (KSEI)
----------------------------------------------------------------------------------------------------------
Ireland           Euroclear SA/NV and United Kingdom - Crest
----------------------------------------------------------------------------------------------------------
Israel            Tel Aviv Stock Exchange-Clearinghouse (SECH)
----------------------------------------------------------------------------------------------------------
Italy             Monte Titoli (MT)
----------------------------------------------------------------------------------------------------------
Japan             Bank of Japan (BOJ)
----------------------------------------------------------------------------------------------------------
Japan             Japan Securities Depository Center (JASDEC)
----------------------------------------------------------------------------------------------------------
Jordan            Jordan Securities Depository Center
----------------------------------------------------------------------------------------------------------
Kazakhstan        CJSC Central Securities Depository of the Republic of Kazakhstan
----------------------------------------------------------------------------------------------------------
Kenya             The Central Depository & Settlement Corporation Ltd (CDSC)
----------------------------------------------------------------------------------------------------------
Kenya             National Debt Office of the Central Bank of Kenya
----------------------------------------------------------------------------------------------------------
Kenya             The Central Bank of Kenya Central Depository System (CDS)
----------------------------------------------------------------------------------------------------------
Korea             Korea Securities Depository (KSD)
----------------------------------------------------------------------------------------------------------
Kuwait            Kuwait Clearing Company (KCC)
----------------------------------------------------------------------------------------------------------
Latvia            Bank of Latvia (BOL)
----------------------------------------------------------------------------------------------------------
Latvia            Latvian Central Depository (LCD)
----------------------------------------------------------------------------------------------------------
Lithuania         Central Securities Depository of Lithuania (CSDL)
----------------------------------------------------------------------------------------------------------
Luxembourg        Clearstream Banking (Luxembourg)
----------------------------------------------------------------------------------------------------------
Malaysia          Bank Negara Malaysia (BNM)
----------------------------------------------------------------------------------------------------------
Malaysia          Malaysian Central Depository Sdn. Bhd. (MCD)
----------------------------------------------------------------------------------------------------------
Malta             Malta Central Securities Depository
----------------------------------------------------------------------------------------------------------
Mauritius         The Central Depository and Settlement Company (CDS)
----------------------------------------------------------------------------------------------------------
Mauritius         Bank of Mauritius
----------------------------------------------------------------------------------------------------------
Mexico            S.D. Indeval, S.A de CV
----------------------------------------------------------------------------------------------------------
Morocco           Maroclear
----------------------------------------------------------------------------------------------------------
Netherlands       Euroclear Netherlands - Necigef
----------------------------------------------------------------------------------------------------------
Netherlands       NIEC
----------------------------------------------------------------------------------------------------------
New Zealand       New Zealand Central Securities Depository (NZCSD)
----------------------------------------------------------------------------------------------------------
Norway            The Norwegian Central Securities Depository  (VPS)
----------------------------------------------------------------------------------------------------------
Oman              Muscat Depository and Securities Registration Company (MDSRC)
----------------------------------------------------------------------------------------------------------
Pakistan          State Bank of Pakistan (SBP)
----------------------------------------------------------------------------------------------------------
Pakistan          Central Depository Company of Pakistan (CDC)
----------------------------------------------------------------------------------------------------------
Palestine         Central Depository System (CDS)
Autonomous Area
----------------------------------------------------------------------------------------------------------
Peru              CAVALI ICLV S.A.
----------------------------------------------------------------------------------------------------------
Philippines       Philippine Depository Trust Corporation)
----------------------------------------------------------------------------------------------------------
Philippines       Register of Scripless Securities (RoSS)
----------------------------------------------------------------------------------------------------------
Poland            National Depository for Securities (NDS)
----------------------------------------------------------------------------------------------------------
Poland            National Bank of Poland (NBP)
----------------------------------------------------------------------------------------------------------
Portugal          Interbolsa
----------------------------------------------------------------------------------------------------------
Qatar             Doha Securities Market (DSM)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
COUNTRY            DEPOSITORIES
----------------------------------------------------------------------------------------------------------
Romania           Bucharest Stock Exchange (BSE)
----------------------------------------------------------------------------------------------------------
Romania           Societatea Nationala de Compensare, Decontare si Depozitare Pentru Valori Mobiliare
                  S.A. (SNCDD)
----------------------------------------------------------------------------------------------------------
Russia            Bank for Foreign trade of the Russian Federation (VTB)
----------------------------------------------------------------------------------------------------------
Russia            The National Depository Centre (NDC)
----------------------------------------------------------------------------------------------------------
Russia            Depository Clearing Company (DCC)
----------------------------------------------------------------------------------------------------------
Serbia            The Central Depository and Clearing House
----------------------------------------------------------------------------------------------------------
Singapore         Central Depository Pte. Ltd.
----------------------------------------------------------------------------------------------------------
Singapore         Monetary Authority of Singapore
----------------------------------------------------------------------------------------------------------
Slovakia          National Bank of Slovalia (NBS)
----------------------------------------------------------------------------------------------------------
Slovakia          Stredisko cennych papierov SR,a.s (SCP)
----------------------------------------------------------------------------------------------------------
Slovenia          Central Securities Clearing and Depository Corporation (KDD)
----------------------------------------------------------------------------------------------------------
South Africa      Share Transactions Totally Electronic (STRATE)
----------------------------------------------------------------------------------------------------------
Spain             Iberclear
----------------------------------------------------------------------------------------------------------
Sri Lanka         Central Depository Systems Private Limited (CDS)
----------------------------------------------------------------------------------------------------------
Sweden            Vardepappercentralen (VPC)
----------------------------------------------------------------------------------------------------------
Switzerland       SIS SegaInterSettle AG
----------------------------------------------------------------------------------------------------------
Taiwan            Taiwan Securities Central Depository Co. Ltd. (TSCD)
----------------------------------------------------------------------------------------------------------
Taiwan            Taiwan Government Securities System (CGSS)
----------------------------------------------------------------------------------------------------------
Thailand          Thailand Securities Depository Co. Ltd. (TSD)
----------------------------------------------------------------------------------------------------------
Thailand          Bank of Thailand
----------------------------------------------------------------------------------------------------------
Tunisia           STICODEVAM
----------------------------------------------------------------------------------------------------------
Turkey            Central Bank of Turkey (CBT)
----------------------------------------------------------------------------------------------------------
Turkey            Takasbank ISE Settlement and Custody Bank Inc.
----------------------------------------------------------------------------------------------------------
UK                Central Moneymarkets office (CMO)
----------------------------------------------------------------------------------------------------------
UK                Crestco Limited
----------------------------------------------------------------------------------------------------------
Ukraine           Interregional Securities Union (MFS)
----------------------------------------------------------------------------------------------------------
Ukraine           National Bank of Ukraine (NBU)
----------------------------------------------------------------------------------------------------------
United Arab
Emirates          Central Depository
----------------------------------------------------------------------------------------------------------
Venezuela         Caja Venezolana de Valores CA (CVV)
----------------------------------------------------------------------------------------------------------
Venezuela         Central Bank - Banco Central de Venezuela (BCV)
----------------------------------------------------------------------------------------------------------
Vietnam           Ho Chi Minh Securities Trading Centre (HSTC)
----------------------------------------------------------------------------------------------------------
Vietnam           Hanoi Securities Trading Centre (HASTC)
----------------------------------------------------------------------------------------------------------